AGREEMENT

     THIS AGREEMENT effective October 1, 1996 is made by and between Studdert Companies Corp., a Utah Corporation ("SCC") and K.L.S Enviro Resources, Inc., a
Nevada Corporation, ("KLSE").   Individually SCC or KLSE may be referred to
hereafter as Party and collectively as Parties.

RECITALS:

     A. KLSE has received important and valuable investment banking, investor relations, management, business and strategy development and marketing services from SCC, commencing May 1996; and

     B. The parent of SCC, SMD, L.L.C., a Utah limited liability company, and the principals of SCC are shareholders of KLSE, and the SCC principals have agreed to serve as officers and/or directors of KLSE; and

     C. SCC has substantial experience advising development stage companies concerning financial management, capital raising, investor relations, business and strategy development and is willing to continue to devote its expertise to assist KLSE; and

     D. KLSE desires to engage SCC on an exclusive basis to continue to provide its services on the terms and conditions set forth herein.

AGREEMENT:

     Accordingly, the Parties agree as follows:

     1. Duties of SCC. SCC will make available investment banking, investor relations, financial management and business and strategy development services to KLSE on an exclusive basis as follows:

      a. Investment Banking Services. The investment banking services to be made available by SCC to KLSE shall consist of the following:

            i. Consultation and advice regarding corporate mergers, acquisitions and dispositions and the purchase, lease or other form of transaction whereby KLSE proposes to acquire an interest in or other rights to precious mineral mining properties, leases or concessions.

           ii. Consultation, advice and investment banking services in connection with any debt or equity offering of the securities of KLSE; and

           iii. The restructuring, workout or reorganization of any debt or obligation of a similar character of KLSE to any third person.

          b. Investor Relations. The investor relations services to be made available to KLSE by SCC hereunder shall consist of the following:

                i. Strategic public relations counseling, including periodic planning meetings;

                ii. Formulating a public relations plan tailored to fulfill KLSE's business and marketing objectives, and to compliment marketing strategies and tactics;

                iii. Preparing and managing for KLSE national trade media communications including, but not limited to, press kits, news releases, feature articles, and other relevant information;

                iv. Negotiating news, editorial and product case study placements with trade and business media;

                v.  Coordinating ongoing analyst communications;

                vi.  Coordinating ongoing investor media
               communications;

                vii. Ghostwriting bylined articles for local business and trade publications;

                viii.  Managing a press clipping file;

                ix.  Scheduling and managing press and analyst tours;

                x. Staging and conducting meetings and special events, such as press conferences;

                xi. Traveling on KLSE's behalf to attend trade shows and scheduling editor meetings with KLSE or staff members of KLSE; and

                xii. Other public relations services as defined by SCC and KLSE at regular planning meetings.

          c. Financial Management Services. The financial management services to be made available to KLSE by SCC hereunder shall consist of the following:

                i. Assistance with the preparation and filing of all reports required under federal securities laws;

                ii. Assistance with cash managment and budgeting procedures; and

                iii. Provision of functions normally associated with the office of chief financial officer.

          d. Business Strategy and Development Services. The Business strategy and development services provided by SCC shall consist of the following:

                i. Consultation, analysis, advice and concerning long term corporate business strategies and business development; and

                ii. Facilitation of KLSE's development of potential
                    exploratory mineral drilling clients, with particular emphasis in Africa; and

                iii.     Facilitation of  KLSE's attainment of
                         concessions for precious mineral exploration, with particular emphasis in Africa.

     2. SCC Compensation. SCC shall receive a monthly fee of $50,000 to be paid in cash or shares of the common stock of KLSE, par value $.0001 per share (the "Compensation Shares") or a combination of both, as is mutually agreed by the Executive Committee of the Board of Directors of KLSE and SCC. If Compensation Shares are paid to SCC as compensation, they shall be valued at the average closing bid price as reported by the OTC Electronic Bulletin Board or such other exchange on which the shares of KLSE common stock are then listed for the month in which the fee is earned. If KLSE shall have available to it shares of its common stock which have been registered on a currently effective Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), such shares shall be issued to SCC as Compensation Shares. If KLSE does not have shares registered under the Securities Act available for issuance to SCC as compensation shares, KLSE shall issue Compensation Shares to SCC as restricted common stock, subject to the terms and condition of a Registrations Rights Agreement between the Parties, a copy of which is attached as Exhibit A. A condition precedent to KLSE's obligation to issue the Compensation Shares under this Agreement shall be the completion and return to KLSE of a Subscription Agreement substantially in the form attached hereto as Exhibit B and the acceptance by KLSE of that Subscription Agreement after KLSE and its securities counsel have reviewed the completed Subscription Agreement and have concluded that the issuance of the Compensation Shares will not result in the violation of applicable federal and state securities laws. All costs of registration of KLSE shares shall be borne by KLSE.

     3. SCC Expenses. KLSE will pay all direct costs and expenses of SCC incurred in connection with any services provided under this Agreement, including, but not limited to salary and direct overhead of SCC employees and/or independent contractors providing investment banking, investor relations, financial management and business and strategy development, approved business travel, meals and lodging and related expenses, postage, express mail and delivery charges, telephone, computer and fax expenses, and entertainment of editors, analysts and other parties whom SCC may entertain. When SCC utilizes the services of an outside supplier, SCC will negotiate a contract between said supplier and KLSE, such that KLSE will be invoiced directly by the supplier without markup. SCC will not be held liable for costs incurred by KLSE with such supplier.

     4. Other Engagements. KLSE understands and acknowledges that SCC provides similar services to other entities as part of SCC's business operations. SCC shall only be required to devote the time and resources to the business and affairs of KLSE that it, in its sole discretion, deems necessary to discharge SCC's duties under this Agreement.

     5. Provision of Information Concerning KLSE. KLSE shall make all of its books and records available to the SCC and shall provide SCC with access to any and all officers, directors, employees, agents and representatives of KLSE as SCC may request for the purpose of providing the services under this Agreement. KLSE hereby represents, warrants and covenants that it will keep SCC fully informed of all material KLSE plans developments and business opportunities, and that all such information will be true, and will not omit any information necessary, in light of the information provided, to render such information not misleading.

     6. Confidentiality. SCC acknowledges that, in and as result of its entry into this Agreement, it will be provided access to confidential information of a special and unique nature and value relating to such matters as KLSE's trade secrets, systems, procedures, manuals, confidential reports and lists of customers, clients and lenders. Consequently, as a material inducement to KLSE to enter into this Agreement, SCC hereby covenants and agrees that it shall not, at any time during or following the term of this Agreement, directly or indirectly, personally use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or is disclosed to it as a result of its relationship with the KLSE, or KLSE's affiliates, for any reason or purpose outside of SCC's usual business activities as defined hereunder. In the event of a breach or threatened breach by SCC of this Section 6, and in addition to and not in limitation of any other rights, remedies or damages available to KLSE, whether at law or in equity, KLSE shall be entitled to a permanent injunction in order to prevent or restrain any such breach by SCC or by SCC's shareholders officers, agents, representatives, servants, employees, affiliates and/or any and all persons directly or indirectly acting for or with it. Nothing here in shall be construed as prohibiting KLSE from pursuing any other remedies available to KLSE for actual breach of this section, including the recovery of damage from SCC. The covenants made by SCC in this section shall survive the expiration or termination of this Agreement.

     7. Indemnification. By KLSE. KLSE agrees to indemnify and hold harmless SCC and each person who controls SCC within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or at common law and to reimburse such persons indemnified above for any legal or other expense (including the cost of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any document or filing made by KLSE in connection with state or federal securities laws or any amendment thereto or any application or other document provided by KLSE to SCC or otherwise used for the purpose of soliciting an investment in KLSE or used to perform any of the services provided by SCC under this Agreement, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this indemnity agreement contained in this section shall not apply to amounts paid in settlement of any such litigation if such settlements are effected without the consent of KLSE, nor shall it apply to SCC, or any person controlling SCC in respect of any such losses, claims, damages, liabilities or actions arising out of or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information peculiarly within the knowledge of SCC and furnished in writing to KLSE by SCC, specifically for use in connection with the preparation of any filing or document created to comply in whole or in part with state or federal securities laws or any amendment or supplement thereto. This indemnity agreement is in addition to any other liability which KLSE may otherwise have to SCC. SCC agrees, promptly after the receipt by it of written notice of the commencement of any action against it or against any person controlling it as aforesaid, in respect of which indemnity may be sought from KLSE on account of this indemnity agreement contained in this Section, to notify KLSE in writing of the commencement thereof. The omission of SCC so to promptly notify KLSE of any such action shall relieve KLSE from any liability which it may have to SCC or any person controlling them as aforesaid on account of the indemnity agreement contained in this Section, but only if and to the extent that KLSE did not otherwise have knowledge of the commencement of the action and KLSE's ability to defend against the action was prejudiced by such failure; provided, however, that no failure to give notice shall relieve KLSE from any other liability which it may have to SCC, or such controlling person. In case any such action shall be brought against SCC, or any such controlling person and SCC shall notify KLSE of the commencement thereof, KLSE shall be entitled to participate in (and to the extent that it shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel satisfactory to SCC or such controlling person or persons, defendant or defendants in such litigation. KLSE agrees to notify SCC promptly of commencement of any litigation or proceeding against it or any of its officers or directors, of which it may be advised, in connection with the issue and sale of any of its securities, and to furnish to SCC, at its request, copies of all pleadings therein and permit SCC to be an observer therein and apprise SCC of all developments therein, all at KLSE's expense.

      B. By SCC. SCC agrees in the same manner and to the extent as set forth in above, to indemnify and hold harmless KLSE, the directors of KLSE and each person, if any, who controls KLSE within the meaning of Section 15 of the Securities Act with respect to any statement in or omission from any filing or document created to comply in full or in part with any state or federal securities law or any amendment therein, if such statement or omission was made in reliance upon information peculiarly within SCC's knowledge and furnished in writing to KLSE by SCC on its behalf specifically for use in connection with the preparation thereof or supplement thereto with respect to any untrue statement or alleged untrue statement of a material fact made by SCC, or any agent or employee of SCC resulting from the omission of material facts which misleading statement is not based upon information furnished in writing by KLSE. This indemnity agreement is in addition to any other liability which SCC may otherwise have to KLSE. SCC shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of commencement of any action in respect of which indemnity may be sought from SCC on account of the indemnity agreement contained in this Section, each person agreed to be indemnified by SCC shall have the same obligation to notify SCC as SCC has toward KLSE in this Section, subject to the same loss of indemnity in the event such notice is not given, and SCC shall have the same right to participate in (and, to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by counsel satisfactory to KLSE. SCC agrees to notify KLSE promptly of the commencement of any litigation or proceeding against it or against any such controlling person, of which it may be advised, in connection with the issue and sale of any of the securities of KLSE, and to furnish to KLSE at its request copies of all pleadings therein and permit KLSE to be an observer therein and apprise it of all the developments therein, all at SCC's expense.

     8. Term. The initial term of this Agreement shall be five years from the effective date hereof.

     9. Termination for Market Conditions. This Agreement may be terminated by SCC by thirty (30) days advance written notice to KLSE at any time if, in the judgment of SCC, the conditions of the market (either generally or with reference to the sale of securities offered by KLSE) or the condition of any matter affecting KLSE or any other circumstances is such that it would be undesirable, impracticable or inadvisable in the sole judgment of SCC to proceed with this Agreement.

     Any termination of this Agreement pursuant to this Section 9 shall (i) not relieve or discharge KLSE of its obligations under Sections 2 and 3 hereof through the actual date of termination of this Agreement pursuant to any notice given under this Section 9 and (ii) be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except KLSE and SCC shall remain obligated to pay, respectively any losses, claims, damages or liabilities, joint or several, under Section 7.

     10. Representations and Warranties of SCC. As an inducement to, and with the intent that KLSE rely on the accuracy thereof, SCC represents and warrants as follows:

      a. Organization. SCC is a corporation organized, existing and in good standing under the laws of the State of Utah.

      b. Governmental Authorizations. SCC is not required to obtain authorization, approval, consent or order of, or make a registration or filing, with any court or governmental body in connection with the execution and delivery by SCC of this Agreement and the consumption by SCC of the transactions contemplated by this Agreement.

      c. Restrictions; Limitations. SCC is under no obligation or restriction which would in any way interfere or be inconsistent with, or present a conflict of interest concerning, the services to be furnished to KLSE under this agreement. SCC will not enter into such obligation or restriction prior to the termination of this Agreement.

      d. Broker-Dealer Licensing. SCC is not licensed or registered as a broker-dealer.

  11. Representations and Warranties of KLSE. As an inducement to, and with the intent that KLSE rely on the accuracy thereof, SCC represents and warrants as follows:

      a. Governmental Authorizations. KLSE is not required to obtain authorization, approval, consent or order of, or make a registration or filing, with any court or governmental body in connection with the execution and delivery by KLSE of this Agreement and the consummation by KLSE of the transactions contemplated by this Agreement.

      b. Organization. KLSE is a corporation organized, existing and in good standing under the laws of the State of Nevada.

      c. Financial Statements. The financial statements of KLSE, previously provided to SCC and to be provided in the future, together with related noted as set forth therein, have and will present fairly the financial condition of KLSE and have been prepared by an independent certified public accountant within the meaning of the Securities Act and in accordance with generally accepted accounting principles consistently applied throughout the period concerned except as otherwise stated therein.

   12. Ownership.All slogans and publicity materials developed by SCC for KLSE during the term of this Agreement shall be KLSE's sole and exclusive property.

  13. KLSE Covenants Regarding Investment Banking Matters. KLSE covenants and agrees with SCC that:

      a. Use of Offering Materials. Following the date of this Agreement, KLSE will not use any offering materials or supplement or amend any such materials unless and until a copy of such materials, as amended or supplemented, shall first be furnished to SCC within a reasonable time period prior to the proposed use thereof, or of which SCC or counsel for SCC has reasonably objected, in writing, on the ground that such materials are not in compliance with the Act or the Rules and Regulations thereunder;

      b. Public Filings. KLSE, at its own expense, will timely prepare and give and will continue to give such financial statements and other information to and as may be required by the Securities and Exchange Commission ( the "Commission" the proper public bodies of the states in which the common stock of KLSE may be qualified; and

     c. Delivery of Reports and Filings. During the three (3) years following the offer and sale of any KLSE common stock, KLSE will deliver to SCC copies of all reports, other communications and financial statements furnished to its stockholders and delivery to SCC, as soon as available all reports and financial statements furnished to or filed with the Commission and, as soon as practicable and to the extent KLSE has Knowlwdge of such inforamation, every press release and every material news item and article in respect of KLSE or their affairs nad such additional information concerning the buisness and financial of KLSE as SCC may from time to time reasonably request.


      14. General Conditions. The following provisions are also a material part of this Agreement:

          a. Notices. All notices, demands or other written communications hereunder shall be in writing and unless otherwise provided, shall be deemed to be duly given on the first business day after mailing by the United States registered via certified mail return receipt requested, postage pre-paid, addressed as follows:

               If to SCC, to
               Thomas A. Murdock, President
               Studdert Companies, Corp.
               60 East South Temple Street, Suite 1225
               Salt Lake City, Utah  84111

               If to KLSE, to
               Raymond H. Kurzon, President
               K.L.S. Enviro Resources, Inc.
               3220 North Freeway, Suite 105
               Ft Worth, Texas 76111

In each case with copies to such other address or to such other persons as either parties shall designate for such purposes in the matter herein above set forth. Either party may designate another address for such notice by written notice to the other.

     b. Amendment. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by both parties hereto.

     c. Entire Agreement. This instrument together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements, whether written or oral, are merged herein and shall be of no force or effect whatsoever.

     c. Survival. Several representations, warrants and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any party.

     d. Severability. If any provision or any portion of any provision of this Agreement, other than a conditioned precedent, if any, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining provision of this Agreement or the application of such provisional portion of such provision as is held invalid or unenforceable to persons or circumstances other than those two which it is held invalid or unenforceable shall not be affected thereby.

     e. Governing Law. This agreement shall be construed in accordance with the laws of the State of Utah and any proceeding arising between the Parties in any manner pertaining to this agreement shall, to the extent permitted by law, be held in Salt Lake County, Utah.

     f. Attorneys Fees. In the event that any party prevails in any action or suit brought to enforce any of the terms of this agreement or to obtain relief for any default under any of the term hereof, the non-prevailing party shall be reliable to the prevailing party for all costs, including reasonable attorney's fees, incurred in connection with such suit.

     g. Binding Agreement. The terms and provisions of this agreement shall be binding upon and inure to benefit of the Parties, their heirs, successors, assigns, and personal representatives.

     f. Captions. The captions in the Agreement are for convenience and reference purposes only, in no way defined, described, extend or limit the scope of this Agreement or the intent of any of the provisions hereof.

     g. Number and Gender. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or pleural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

     h. Further Assurances. The parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged and deliver and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock transfers, stock certificates and other documents as may, from time to time be required to affect the intent and purpose of this Agreement.

     i. Status. Nothing in this Agreement shall be construed to establish a partnership, joint venture, employer-employee relationship, or lesser-lessee relationship, but rather, the relationship established pursuant hereto is that of principal and independent contractors/agent.

     j. Counterparts. This agreement may be executed in any number of counterparts, all of which together shall constitute one original notwithstanding that all signatories are not signatories to the original or the same counterpart.

     k.  Recitals.  The recitals are incorporated by reference.

IN WITNESS WHEREOF, the parties have executed this agreement effective as of the day and date first above written.

     SCC:

     STUDDERT COMPANIES CORP



     By:  /s/ Thomas A. Murdock
        ---------------------------------
        Its:  President
             ----------------------


     KLSE:

     K.L.S ENVIRO RESOURCES, INC.



     By:   /s/  Raymond H. Kurzon
        ----------------------------------
        Its:   President and CEO
             -----------------------

                                   Exhibit A

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT ("Agreement") between K.L.S. Enviro Resources, Inc., a Nevada corporation (the "Company"), and Studdert Companies Corp., a Utah corporation ("Holder").

                             Recitals

      A. The Company and Holder have entered into an Agreement (the "January 1997 Agreement") of even date whereby the Company may issue to Holder shares of its common stock.

      B. Upon the issuance of shares of the Company's common stock upon to SCC, such shares may be unregistered and restricted.

      C. Holder would not have agreed to enter into the January 1997 Agreement unless the Company had agreed to enter into this Agreement.

                            Agreement

     In consideration of the promises contained in this Agreement and in the Notes, and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge by their signatures below, the Company and Holder agree as follows:


      1. Piggyback Registrations. If the Company at any time proposes to file a registration statement covering proposed sales by it or any of its shareholders of shares of its capital stock in a manner which would permit registration of shares of common stock for sale to the public (other than a registration statement (i) covering only shares issuable upon the exercise of employee stock options or pursuant to an employee stock purchase, dividend reinvestment or similar plan, (ii) on Form S-4 or S-8 or any similar form) under the U.S. Securities Act of 1933, as amended (the "Act"), (iii) in connection with a registered public offering of the Company's capital stock, or (iv) pursuant to Section 2 hereof, the Company will give prompt notice to Holder of such proposed registration (which notice shall describe the proposed filing date and the date by which the registration rights granted pursuant to this Section
1 must be exercised, the nature and method of any such sale or disposition of securities and shall include a listing of the jurisdictions, if any, in which the Company proposes to register or qualify the securities under the applicable state securities or "Blue Sky" laws of such jurisdictions). At the request of Holder given within thirty (30) calendar days after the receipt of such notice by Holder (which request shall specify the number of shares Holder requests to be included in such registration), the Company will use its best efforts to cause all shares as to which registration has been requested by Holder to be included in such registration statement for sale or disposition in accordance with the method described in the initial notice given to Holder and subject to the same terms and conditions as the other shares of capital stock being sold, and thereafter shall cause such registration statement to be filed and become effective; provided, however, that the Company shall be permitted to (A) withdraw the registration statement for any reason in its sole and exclusive discretion and upon the written notice of such decision to Holder shall be relieved of all of its obligations under this Section 1 with respect to that particular registration; or (B) exclude all or any portion of the shares sought to be registered by Holder from such registration statement if the offering of the shares is an underwritten offering and to the extent that, in the judgment of the managing underwriter of the offering, the inclusion of such shares would be materially detrimental to the offering of the remaining shares of capital stock, or such delay is necessary in light of market conditions. Any shares sought to be registered by Holder so excluded from a registration statement shall be excluded pro rata based on the total number of shares of capital stock being sold by all selling Holders (other than the Company).

     2. Demand Registration. If at any time from and after the date of this Agreement, the Company shall be requested in writing by Holder to effect the registration under the Act of shares of the Company's common stock then owned by Holder (which request shall specify the aggregate number of shares intended to be offered and sold by Holder, shall describe the nature or method of the proposed offer and sale thereof and shall contain an undertaking by Holder to cooperate fully with the Company in order to permit the Company to comply with all applicable requirements of the Act and the rules and regulations thereunder and to obtain acceleration of the effective date of the registration statement contemplated thereby), the Company shall effect the registration of such securities on an appropriate form under the Act, provided that (i) Holder may exercise the right to request registration pursuant to this Section 2 only with respect to those shares that, at the time such request for registration is delivered to the Company, may not be sold to the public pursuant to Rule 144 under the Act or any similar or successor rule; (ii) Holder's rights under this
Section 2 shall be exercisable only if the shares as to which Holder requests registration have an aggregate value of at least $250,000 based on the average of the closing bid price for the Company's common stock as listed on any exchange on which the Company's common stock then may be traded for the thirty
(30) trading-day period immediately preceding the date of such request for registration; (iii) the Company shall be entitled to postpone the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 2, if at the time it receives a request for such registration, the Company's underwriter determines that such registration and offering would materially interfere with any existing or then presently contemplated financing, acquisition, corporate reorganization or other material transaction involving the Company, and the Company promptly gives the Holder written notice of such determination, provided, however, that such postponement shall not extend beyond the time that such material interference continues to exist; and (iv) Holder shall have no right to demand registration with respect to any shares within ninety (90) calendar days after the effective date of any registration statement filed by the Company.

     3. Registration Procedures. If and whenever this Agreement contemplates that the Company will effect the registration under the Act of any shares held by the Holder, the Company shall:

          3.1 prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on the appropriate form with respect to such shares and use its best efforts to cause such registration statement to become effective;

          3.2 prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith and to take such other action as may be necessary to keep such registration statement effective until the earlier of (i) the completion of the distribution of shares so registered, or (ii) expiration of the ninety (90) day period following immediately the effective date of such registration statement (at which time unsold shares may be deregistered), and otherwise comply with applicable provisions of the Act and the rules and regulations promulgated under the Act;

          3.3 furnish to Holder and its counsel, and to each underwriter of the shares to be sold by the Holder, without charge, such number of copies of one or more preliminary prospectuses, any supplements thereto and a final prospectus and any supplements thereto in conformity with the requirements of the Act, and such other documents as the Holder or such underwriter may reasonably request, in order to facilitate the public sale or other disposition of such shares;

          3.4 if, during any period in which, in the opinion of the Company's counsel, a prospectus relating to the shares is required to be delivered under the Act in connection with any offer or sale contemplated by any registration statement, any event known to the Company occurs as a result of which the prospectus would include an untrue statement of material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the related prospectus to comply with the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the respective rules and regulations thereunder, to notify the Holder promptly and to prepare and file with the SEC an amendment or supplement, whether by filing such documents pursuant to the Act or the Exchange Act as may be necessary to correct such untrue statement or omission or to make any registration statement or the related prospectus comply with such requirements and to furnish to Holder and its counsel such amendment or supplement to such registration statement or prospectus;

          3.5 timely to file with the SEC (i) any amendment or supplement to any registration statement or to any related prospectus that is required by the Act or the Exchange Act or requested by the SEC, and (ii) all documents (and any amendments to previously filed documents) required to be filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act;

          3.6 within five days of filing with the SEC of (i) any amendment or supplement to any registration statement, (ii) any amendment or supplement to the related prospectus, or (iii) any document incorporated by reference in any of the foregoing or any amendment of or supplement to any such incorporated document, to furnish a copy thereof to Holder;

          3.7 to advise Holder and its counsel promptly (i) when any post-effective amendment to any registration statement becomes effective and when any further amendment of or supplement to the prospectus shall be filed with the SEC, (ii) of any request or proposed request by the SEC for an amendment or supplement to any registration statement, to the related prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or any order directed to the related prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in such prospectus, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose, and (v) of the happening of any event which makes untrue any statement of a material fact made in any registration statement or the related prospectus as amended or supplemented or which requires the making of a change in such registration statement or such prospectus as amended or supplemented in order to make any material statement therein not misleading;

          3.8 use its reasonable best efforts to register or qualify the shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holder shall reasonably request considering the nature and size of the offering and do such other acts and things as may be reasonably necessary to enable the Holder to consummate the public sale or other disposition in each such jurisdiction of such shares; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it has not been qualified or to file any general consent to service of process; and

          3.9 use its best efforts to cause all shares sold pursuant to any registration statement to be listed on each national securities exchange, if any, on which such shares are then listed.

      4. Agreements of Holder. Holder (i) upon receipt of a notice from the Company of the occurrence of any event of the kind described in Subsection 3.4 shall forthwith discontinue Holder's disposition of securities included in the registration statement until Holder receives copies of the supplemented or amended prospectus, and (ii) if so directed by the Company, shall deliver to the Company, at the Company's expense, all copies (other than permanent file copies) then in Holder's possession of the prospectus covering such securities that was in effect at the time of receipt of such notice.

      5. Withdrawal. If Holder disapproves of the terms of any offering, the sole remedy of Holder shall be to withdraw Holder's securities therefrom by giving written notice to the Company and any managing underwriter (if any). Holder's securities of the Company so withdrawn from the offering also shall be withdrawn from registration.

      6. Participation in Underwritten Registrations. In the case of any registration under Section 2, if Holder or the Company determines to enter into an underwriting agreement in connection therewith, or in the case of a registration under Section 1, if the Company determines to enter into an underwriting agreement in connection therewith, (i) all shares of Holder's securities to be included in such registration shall be subject to an underwriting agreement, which shall be in customary form and contain such terms as are customarily contained in such agreements, and (ii) no person may participate in any such registration unless such person (A) agrees to sell such person's securities on the basis provided in such underwriting arrangement, and
(B) completes and executes all questionnaires, powers-of-attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     7. Registration Expenses. With respect to each registration effected pursuant to Section 1 and Section 2 of this Agreement, the Company shall pay the following fees, disbursements and expenses: all registration and filing fees, printing expenses, auditors' fees, listing fees, registrar and transfer agent's fees, fees and disbursements of counsel to the Company, expenses (including reasonable fees and disbursements of counsel) of complying with applicable securities or "Blue Sky" laws and the fees of any securities exchange in connection with the review of such offering. The underwriting discounts and commissions allocable to the shares included in any offering shall be borne by the holders thereof.

      8.  Rule 144 Sales.

      8.1 The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable any Holder to sell Shares pursuant to Rule 144 under the Securities Act.

      8.2 In connection with any sale, transfer or other disposition by any Holder of any shares pursuant to Section 4(1) of the Securities Act or Rule 144 thereunder, the company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing shares to be sold and not bearing any Securities Act legend, and enable certificates for such shares to be for such number of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of shares.

     9.   Indemnification.

          9.1  In each case of a registration of shares under the Securities
Act pursuant to this Agreement, the Company will indemnify and hold harmless the Holder, its officers and directors, each underwriter (as defined in the Act) and each other person, if any, who controls any of the Holder or any such underwriter within the meaning of the Act or the Exchange Act from and against any and all losses, claims, damages and liabilities (including the fees and expenses of counsel in connection therewith in connection with any governmental or regulatory investigation or proceeding), arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares were registered under the Act, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto (including, in each case, documents incorporated by reference therein), or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any of the Holder, Holder's counsel or any underwriter and furnished to the Company in writing by any of the Holder or such counsel or underwriter; provided that the foregoing indemnification with respect to a preliminary prospectus shall not inure to the benefit of any underwriter (or the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased shares to the extent such losses, claims, damages or liabilities result from the fact that a copy of the final prospectus had not been sent or given to such person at or prior to written confirmation of the sale of such shares to such person.

          9.2 In each case of a registration of shares under the Act pursuant to this Agreement, Holder will indemnify and hold harmless the Company, its directors, its officers who sign the registration statement, its attorneys, each underwriter and each person, if any, who controls the Company or such underwriter within the meaning of the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Holder, but only with reference to information provided to the Company in writing by the Holder and furnished to the Company by the Holder expressly for use in the registration statement, any publicly available report of the Holder published within the time frame of the registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto.

          9.3 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 9, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to the retention of such counsel at its expense, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, the Indemnifying Party proposes that the same counsel represent both the Indemnified Party and the Indemnifying Party and representation of both parties by the counsel would be inappropriate due to actual or potential differing interests between them. It is understood, where the expense of separate counsel shall be borne by the Indemnifying Party pursuant to the foregoing sentence, that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm qualified in such jurisdiction to act as counsel for such Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

          9.4 The indemnification pursuant to this Section 8 shall be on such other terms and conditions as are at the time customary and reasonably required by underwriters in public offerings, including providing for contribution in the event indemnification provided in this Section 9 is unavailable or insufficient.

     10. Selection of Underwriters. The Company will have the right to select the investment banking firm(s) acting as managing underwriter in connection with any underwritten public offering.

      11. Termination. This Agreement and all rights and obligations of the parties to this Agreement shall terminate four (4) years after the date of this Agreement; provided, however, that the indemnification provisions of Section 9 shall not terminate and shall survive forever.

     12.  General.

          12.1 Assignment. Holder's rights under this Agreement shall not be transferable without the written consent of the Company, which consent shall not be unreasonably withheld.

          12.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

          12.3 Entire Agreement. This Agreement sets forth the entire agreement between the parties as to the subject matter hereof, supersedes any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter of this Agreement, and may not be amended except by an instrument in writing signed by all of the parties to this Agreement.

          12.4 Governing Law. The laws of the State of Utah (without giving effect to the choice of law provisions thereof) shall govern the interpretation and enforcement of this Agreement.

          12.5 Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          12.6 Notices. All notices or other communications provided for under this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, to the parties at their respective addresses as indicated below or at such other address as the parties may designate in writing:

     If to the Company, to it at:

              K.L.S. Enviro Resources, Inc.
              3220 North Freeway
              Fort Worth, TX  76111
              Attn:  Raymond H. Kurzon

     If to Holder, to it at:

              Studdert Companies Corp.
              1225 Eagle Gate Tower
              60 East South Temple
              Salt Lake City, Utah  84111
              Attn:  Thomas A. Murdock

All notices and communications shall be effective as follows: When mailed, upon three (3) business days after deposit in the mail (postage prepaid); when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next business day after deposit of the notice with the overnight courier.

          12.7 Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     DATED: January ___, 1997.


                         K.L.S. ENVIRO RESOURCES, INC.,
                              a Nevada corporation



                         By  /s/ Raymond H. Kurzon
                           ---------------------------------------
                              Raymond H. Kurzon, President


                         STUDDERT COMPANIES COPR., a Utah corporation



                         By   /s/ Thomas A. Murdock
                            --------------------------------------
                              Thomas A. Murdock, President